SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): March 30, 2001
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                            Capsule Communications, Inc.
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             (Exact name of registrant as specified in its charter)

    Delaware                       0-30555                   22-3055962
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(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)           Identification No.)
incorporation)

2 Greenwood Square, 3331 Street Road, Suite 275
Bensalem, Pennsylvania                                          19020
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             (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (215) 633-9400
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Item 5.  Other Events

     On March 30, 2001, the Board of Directors of Capsule Communications, Inc. (the "Company") unanimously approved the appointment of Walt Anderson as the Chairman of the Board, effective immediately. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
_
Item 7.  Financial Statements and Exhibit

         (a)     Not applicable

         (b)     Not applicable

         (c)     Exhibit

                 Exhibit 99.1   Press Release dated March 30, 2001





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                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CAPSULE COMMUNICATIONS, INC.


                                   /s/ David B. Hurwitz
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Date: March 30, 2001               By: David B. Hurwitz
                                   Title: President and Chief Executive
                                   Officer